UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

SmartStop Self Storage REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42584	46-1722812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road
Ladera Ranch, California		92694
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 418-5144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2026, SmartStop Self Storage REIT, Inc. (the “Company”) filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland, which reclassified all 31,250,000 authorized but unissued shares of the Company’s Class A Common Stock, $0.001 par value per share, and all 2,500,000 authorized but unissued shares of the Company’s Class T Common Stock, $0.001 par value per share, as authorized but unissued shares of common stock, $0.001 par value per share, of the Company, without designation as to class or series. Following the reclassification, the Company has authority to issue 225,000,000 shares, consisting of 175,000,000 undesignated shares of common stock and 50,000,000 shares of preferred stock, $0.001 par value per share. The reclassification did not effect any increase in the total number of authorized shares of stock of the Company.

The summary above is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results from the Annual Meeting.

Proposal 1 – Election of Directors

The following six individuals were elected to the Board to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified:

Director	Votes For	Votes Withheld
H. Michael Schwartz	36,090,304	1,526,096
Harold “Skip” Perry	33,422,710	4,193,690
David J. Mueller	34,659,593	2,956,807
Timothy S. Morris	34,960,907	2,655,493
Lora Gotcheva	37,414,735	201,665
Wayne Johnson	36,637,558	978,842

Proposal 2 –Advisory Vote on Executive Compensation

The approval, on a non-binding, advisory basis, of the compensation of our named executive officers was approved by the following vote:

Votes For	Votes Against	Votes Abstained
35,947,353	1,397,075	271,972

Proposal 3 – Approval of, on a Non-Binding, Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

The approval, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers. Based on the results below, the Company has determined that it will hold a stockholder advisory vote on the compensation of the Company’s named executive officers every year.

Every Year	Every 2 Years	Every 3 Years	Votes Abstained
37,025,404	114,957	214,666	261,373

Proposal 4 – Ratification of the Appointment of BDO USA, P.C.

The appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified by the stockholders by the following vote:

Votes For	Votes Against	Votes Abstained
43,556,982	358,808	264,166

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Articles Supplementary of SmartStop Self Storage REIT, Inc., dated June 25, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, INC.

Date:	June 25, 2026	By:	/s/ James R. Barry
James R. Barry Chief Financial Officer and Treasurer